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                                                                   Exhibit 10.11


           SECOND AMENDMENT TO PROMISSORY NOTE DATED FEBRUARY 1, 1991


         THIS AMENDMENT (the "Amendment"), dated as of December 20, 1996, by and between Legacy Software, Inc., a Delaware corporation ("Borrower"), and Stanley Wojtysiak to that certain Promissory Note, dated as of February 1, 1991, by Borrower in favor of Lender, as amended by the Addendum dated March 1, 1995 and the Amendment dated November 10, 1995, (the "Note").

                                 R E C I T A L

         A.      Lender has made certain loans under the note to Borrower.

         B. Subject to the terms and conditions contained herein, the parties desire to amend the Note to extend the commencement date of repayment of the principal to March 31, 1998.

         C. Except as otherwise provided herein, all capitalized terms used in the Amendment shall have the meanings set forth in the Note (after giving effect to this Amendment).

                 NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Sections 1 and 2 of the Note are hereby amended so that all references to "July 1, 1996" shall be deleted and replaced with March 31, 1998.

         2. There are no other amendments, changes or modifications to the Note and all other sections thereof shall remain unaffected by this Amendment.

                 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                        LEGACY SOFTWARE, INC.,
                                        a Delaware corporation



                                        By: /s/ Ariella Lehrer
                                            -----------------------------------
                                        Name:  Ariella Lehrer
                                        Title: President

AGREED TO AND ACCEPTED
BY "LENDER":



/s/ Stanley Wojtysiak
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Stanley Wojtysiak